UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2008

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6114 U.S. 301 South Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 17, 2008, Four Oaks Fincorp, Inc. (OTCBB: FOFN), or the Corporation, and Four Oaks Bank & Trust Company completed the merger acquisition of LongLeaf Community Bank. According to the terms of the transaction, each share of LongLeaf Community Bank common stock was converted into the right to receive either (i) $16.50 in cash, without interest, (ii) 1.0 share of the Corporation’s common stock multiplied by an exchange ratio of 1.1542825 or (iii) 0.60 shares of the Corporation’s common stock multiplied by an exchange ratio of 1.1542825 plus an amount equal to $6.60 in cash. Certain allocation procedures will be used to cause the stock consideration to be paid to LongLeaf Community Bank shareholders to be between 50% and 70% of the total merger consideration. A press release was issued on April 18, 2008 to report this event and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. As previously announced, the Corporation, its wholly-owned subsidiary, Four Oaks Bank & Trust Company, and LongLeaf Community Bank entered into a definitive merger agreement, or the Agreement, on December 10, 2007, pursuant to which LongLeaf Community Bank merged with and into Four Oaks Bank & Trust Company. The parties to the Agreement filed a registration statement, a proxy statement/prospectus, and other relevant documents concerning the merger transaction with the Securities and Exchange Commission, or the SEC, and the Federal Deposit Insurance Corporation, or the FDIC. SHAREHOLDERS OF LONGLEAF COMMUNITY BANK ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED (OR TO BE FILED) WITH THE SEC AND FDIC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION. One may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the parties to the Agreement, at the SEC’s website (http://www.sec.gov). Information about LongLeaf Community Bank is available in the public filings it makes with the FDIC, which are available for inspection at the offices of the FDIC’s Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. One may also obtain copies of LongLeaf Community Bank’s reports by calling the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. Copies of the proxy statement/prospectus and the SEC filings that are incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Nancy Wise, Four Oaks Fincorp, Inc., 6114 U.S. 301 South, Four Oaks, North Carolina 27524, (919) 963-2177. In addition, copies of the proxy statement/prospectus can be obtained, without charge, by directing a request to Sandy Hunsucker, LongLeaf Community Bank, P.O. Box 1208, Rockingham, North Carolina 28380, (910) 895-1208.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

		By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman, President, and
Chief Executive Officer

Date:	April 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 18, 2008